Exhibit 99.01

				 New Co.
	 Unaudited Pro Forma Combined Condensed Statements of Income
		       Year Ended December 31, 1998
		(In thousands, except per share amounts)



											       (note 2)
								      NSP          NCE         Reporting   Pro Forma     Pro Forma
								 (as Reported)(as Reported)   Adjustments Adjustments     Combined
Operating Revenues

Electric                                                         $2,362,351     $2,697,486      ($74,518)       $0      $4,985,319
Gas                                                                 456,823        841,276      (188,095)        0       1,110,004
Nonregulated and Other Revenue                                            0         72,143       444,843         0         516,986
Earnings From Equity Investments                                          0              0       115,985         0         115,985
     Total Operating Revenues                                     2,819,174      3,610,905       298,215         0       6,728,294

Operating Expenses

Electric Fuel and Purchased Power                                   689,275      1,357,198       (72,709)        0       1,973,764
Cost of Gas Sold and Transported                                    267,050        562,583      (170,140)        0         659,493
Other Operation and Maintenance                                     794,332        637,743       (90,607)        0       1,341,468
Depreciation and Amortization                                       338,225        268,743        (8,055)        0         598,913
Taxes Other than Income Taxes                                       220,620        134,137        (2,175)        0         352,582
Income Taxes - Utility                                              145,383              0      (145,383)        0               0
Nonregulated Operating Expenses                                           0              0       592,106         0         592,106
     Total Operating Expenses                                     2,454,885      2,960,404       103,037         0       5,518,326

Operating Income                                                    364,289        650,501       195,178         0       1,209,968

Other Income (Expense)

Income from Nonregulated Businesses Before Interest and Taxes        51,171              0       (51,171)        0               0
Equity Earnings From Unconsolidated Subsidiaries                          0         36,101       (36,101)        0               0
Other Income (Deductions) - net                                       4,812         (4,250)       37,477         0          38,039
Income Taxes on Nonregulated & Nonoperating Items                    40,588              0       (40,588)        0               0
     Total Other Income (Expense)                                    96,571         31,851       (90,383)        0          38,039

Financing Costs

Interest Charges                                                    162,737        181,906             0         0         344,643
Distributions on Mandatorily Redeemable Preferred Securities of
   Subsidiary Trusts                                                 15,750         17,561             0         0          33,311
Dividends & Redemption Premiums on Preferred Stock of Subsidiaries        0          5,332             0         0           5,332
     Total Financing Costs                                          178,487        204,799             0         0         383,286

Income before Income Taxes                                          282,373        477,553       104,795         0         864,721
Income Taxes                                                              0        135,596       104,795         0         240,391

Net Income                                                          282,373        341,957             0         0         624,330

Preferred Stock Dividends & Redemption Premiums of NSP                5,548              0             0         0           5,548
Earnings Available for Common Shareholders                         $276,825       $341,957            $0        $0        $618,782

Average Common Shares Outstanding (Note 1)                          150,502        111,859             0    61,522         323,883
Average Common and Potentially Diluted Shares Outstanding (Note 1)  150,743        112,008             0    61,604         324,355

Earnings Per Share - Basic                                            $1.84          $3.06                                   $1.91
Earnings Per Share - Diluted                                          $1.84          $3.05                                   $1.91

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

Exhibit 99.01

			       New Co.
       Unaudited Pro Forma Combined Condensed Statements of Income
		      Year Ended December 31, 1997
		(In thousands, except per share amounts)


											       (note 2)
								      NSP          NCE         Reporting   Pro Forma     Pro Forma
								 (as Reported)(as Reported)   Adjustments Adjustments     Combined

Operating Revenues

Electric                                                         $2,218,550     $2,473,359       ($22,861)       $0     $4,669,048
Gas                                                                 515,196        816,596       (179,257)        0      1,152,535
Nonregulated and Other Revenue                                            0         52,570        425,689         0        478,259
Earnings From Equity Investments                                          0              0         52,766         0         52,766
     Total Operating Revenues                                     2,733,746      3,342,525        276,337         0      6,352,608

Operating Expenses

Electric Fuel and Purchased Power                                   596,238     1,203,292         (21,938)        0      1,777,592
Cost of Gas Sold and Transported                                    331,296       543,291        (167,902)        0        706,685
Other Operation and Maintenance                                     745,828       594,359         (57,268)        0      1,282,919
Depreciation and Amortization                                       325,880       243,078          (9,414)        0        559,544
Taxes Other than Income Taxes                                       227,893       129,280          (2,007)        0        355,166
Income Taxes - Utility                                              144,855             0        (144,855)        0              0
Nonregulated Operating Expenses                                           0             0         525,668         0        525,668
     Total Operating Expenses                                     2,371,990     2,713,300         122,284         0      5,207,574

Operating Income                                                    361,756       629,225         154,053         0      1,145,034

Other Income (Expense)

Income from Nonregulated Businesses Before Interest and Taxes        12,078             0         (12,078)        0              0
Equity Earnings From Unconsolidated Subsidiaries                          0        34,166         (34,166)        0              0
Merger Costs                                                        (29,005)      (34,088)              0         0        (63,093)
Other Income (Deductions) - net                                       3,515       (27,267)         37,046         0         13,294
Income Taxes on Nonregulated & Nonoperating Items                    48,145             0         (48,145)        0              0
     Total Other Income (Expense)                                    34,733       (27,189)        (57,343)        0        (49,799)

Financing Costs

Interest Charges                                                    144,732       187,028               0         0        331,760
Distributions on Mandatorily Redeemable Preferred Securities of
   Subsidiary Trusts                                                 14,437         7,850               0         0         22,287
Dividends on Preferred Stock of Subsidiaries                              0        11,752               0         0         11,752
     Total Financing Costs                                          159,169       206,630               0         0        365,799

Income before Income Taxes and Extraordinary Item                   237,320       395,406          96,710         0        729,436
Income Taxes                                                              0       133,919          96,710         0        230,629

Income before Extraordinary Item                                    237,320       261,487               0         0        498,807
Extraordinary Item - U.K. Windfall Tax                                    0      (110,565)              0         0       (110,565)
Net Income                                                          237,320       150,922               0         0        388,242

Preferred Stock Dividends & Redemption Premiums of NSP               11,071             0               0         0         11,071
Earnings Available for Common Shareholders                         $226,249      $150,922              $0        $0       $377,171

Average Common Shares Outstanding (Note 1)                          140,594       104,805               0    57,643        303,042
Average Common and Potentially Diluted Shares Outstanding (Note 1)  140,870       104,872               0    57,680        303,422

Earnings Per Share - Basic and Diluted:
Income Before Extraordinary Item                                      $1.61         $2.50                                    $1.61
Extraordinary Item - U.K. Windfall Tax                                $0.00        ($1.06)                                  ($0.37)
Total                                                                 $1.61         $1.44                                    $1.24

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

Exhibit 99.01

			New Co.
Unaudited Pro Forma Combined Condensed Statements of Income
	      Year Ended December 31, 1996
	(In thousands, except per share amounts)


											       (note 2)
								      NSP          NCE         Reporting   Pro Forma     Pro Forma
								 (as Reported)(as Reported)   Adjustments Adjustments     Combined

Operating Revenues

Electric                                                         $2,127,413   $2,416,539         ($7,806)         $0    $4,536,146
Gas                                                                 526,793      640,497         (68,880)          0     1,098,410
Nonregulated and Other Revenue                                            0       39,998         380,589           0       420,587
Earnings From Equity Investments                                          0            0          31,057           0        31,057
     Total Operating Revenues                                     2,654,206    3,097,034         334,960           0     6,086,200

Operating Expenses

Electric Fuel and Purchased                                         544,763    1,145,862          (7,649)          0     1,682,976
Cost of Gas Sold and Transported                                    335,453      393,163         (61,257)          0       667,359
Other Operation and Maintenance                                     707,280      568,581         (35,389)          0     1,240,472
Depreciation and Amortization                                       306,432      224,865          (7,561)          0       523,736
Taxes Other than Income Taxes                                       232,824      128,980          (1,429)          0       360,375
Income Taxes - Utility                                              161,410            0        (161,410)          0             0
Nonregulated Operating Expenses                                           0            0         455,163           0       455,163
     Total Operating Expenses                                     2,288,162    2,461,451         180,468           0     4,930,081

Operating Income                                                    366,044      635,583         154,492           0     1,156,119

Other Income (Expense)

Income from Nonregulated Businesses Before Interest and Taxes        18,543            0         (18,543)          0             0
Equity Earnings From Unconsolidated Subsidiaries                          0          389            (389)          0             0
Merger Costs                                                              0      (21,107)              0           0       (21,107)
Other Income (Deductions) - net                                       6,051      (13,775)         25,850           0        18,126
Income Taxes on Nonregulated & Nonoperating Items                    14,600            0         (14,600)          0             0
     Total Other Income (Expense)                                    39,194      (34,493)         (7,682)          0        (2,981)

Financing Costs

Interest Charges                                                    130,699      161,601               0           0       292,300
Distributions on Mandatorily Redeemable Preferred Securities of
   Subsidiary Trusts                                                      0        1,526               0           0         1,526
Dividends on Preferred Stock of Subsidiaries                              0       11,969               0           0        11,969
     Total Financing Costs                                          130,699      175,096               0           0       305,795

Income before Income Taxes                                          274,539      425,994         146,810           0       847,343
Income Taxes                                                              0      153,653         146,810           0       300,463

Net Income                                                          274,539      272,341               0           0       546,880

Preferred Stock Dividends & Redemption Premiums of NSP               12,245            0               0           0        12,245
Earnings Available for Common Shareholders                         $262,294     $272,341              $0          $0      $534,635

Average Common Shares Outstanding (Note 1)                          137,121      103,059               0      56,682       296,862
Average Common and Potentially Diluted Shares Outstanding (Note 1)  137,358      103,102               0      56,706       297,166

Earnings Per Share - Basic                                            $1.91        $2.64                                     $1.80
Earnings Per Share - Diluted                                          $1.91        $2.64                                     $1.80

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

Exhibit 99.01

				New Co.
	   Unaudited Pro Forma Combined Condensed Balance Sheets
			   December 31, 1998
			    (In thousands)
								      NSP          NCE         Reporting   Pro Forma     Pro Forma
								 (as Reported)(as Reported)   Adjustments Adjustments     Combined
ASSETS

PROPERTY, PLANT AND EQUIPMENT
Electric (Note 3)                                               $7,199,843    $7,097,070       ($120,095)          $0   $14,176,818
Gas (Note 3)                                                       884,182     1,210,605         (10,537)           0     2,084,250
Other (Note 3)                                                     365,101       926,007         535,601            0     1,826,709
  Total Property, Plant and Equipment                            8,449,126     9,233,682         404,969            0    18,087,777
Accumulated Provision for Depreciation (Note 3)                 (4,155,641)   (3,351,659)       (122,445)           0    (7,629,745)
Nuclear Fuel - Net                                                 101,749             0               0            0       101,749
  Net Property, Plant and Equipment                              4,395,234     5,882,023         282,524            0    10,559,781

CURRENT ASSETS
Cash and Cash Equivalents                                           42,364        56,667               0            0        99,031
Accounts Receivable - Net                                          354,215       319,145               0            0       673,360
Accrued Unbilled Utility Revenues                                  139,098       130,455               0            0       269,553
Fuel and Gas Inventories                                            58,806        77,277               0            0       136,083
Material and Supplies Inventories                                  110,267        69,298               0            0       179,565
Prepayments and Other                                               49,315       149,715               0            0       199,030
  Total Current Assets                                             754,065       802,557               0            0     1,556,622

OTHER ASSETS
Equity Investments                                                 862,596       340,874               0            0     1,203,470
External Decommissioning Fund and Other Investments                479,402        64,562               0            0       543,964
Regulatory Assets                                                  331,940       381,632               0            0       713,572
Nonregulated Property - Net (Note 3)                               282,524             0        (282,524)           0             0
Other                                                              290,536       200,316               0            0       490,852
Total Other Assets                                               2,246,998       987,384        (282,524)           0     2,951,858

TOTAL ASSETS                                                    $7,396,297    $7,671,964              $0           $0   $15,068,261

LIABILITIES AND EQUITY

CAPITALIZATION
Common Stock (Note 1)                                             $381,742      $114,491               0      329,162      $825,395
Other Stockholder's Equity (Note 1)                              2,099,504     2,500,336               0     (329,162)    4,270,678
  Total Common Stockholder's Equity                              2,481,246     2,614,827               0            0     5,096,073
Preferred Stockholder's Equity                                     105,340             0               0            0       105,340
Mandatorily Redeemable Preferred Securities of Subsidiary Trusts   200,000       294,000               0            0       494,000
Long-Term Debt                                                   1,851,146     2,205,545               0            0     4,056,691
Total Capitalization                                             4,637,732     5,114,372               0            0     9,752,104

CURRENT LIABILITIES
Current Portion of Long-Term Debt                                  369,200       138,165               0            0       507,365
Short-Term Debt                                                    239,830       524,394               0            0       764,224
Accounts Payable                                                   271,799       285,080               0            0       556,879
Taxes Accrued                                                      170,274        85,384               0            0       255,658
Other Accrued Liabilites                                           181,159       291,800               0            0       472,959
Total Current Liabilities                                        1,232,262     1,324,823               0            0     2,557,085

OTHER LIABILITIES
Deferred Income Taxes                                              814,983       947,247               0            0     1,762,230
Deferred Investment Tax Credits                                    128,444       100,925               0            0       229,369
Regulatory Liabilities                                             372,239             0               0            0       372,239
Other Liabilities and Deferred Credits                             210,637       184,597               0            0       395,234
  Total Other Liabilities                                        1,526,303     1,232,769               0            0     2,759,072

TOTAL EQUITY AND LIABILITIES                                    $7,396,297    $7,671,964              $0           $0   $15,068,261

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

EXHIBIT  99.01
--------------

				     NEW CO.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. The unaudited pro forma combined condensed financial statements reflect the conversion of each NCE Share into 1.55 shares of common stock of the combined company and the continuation of each NSP Common Share outstanding as one share of common stock of the combined company ($2.50 par value), as provided in the merger agreement. The unaudited pro forma combined condensed financial statements are presented as if the companies were combined during all periods included therein.

2. The unaudited pro forma combined condensed income statements reflect certain reclassifications to conform the presentation of operating results. These reporting adjustments include: (a) separate presentation of nonregulated revenues and equity earnings in Operating Revenues; (b) separate presentation of all nonregulated expenses, including project write-downs, in Operating Expenses;
(c) presentation of nonregulated interest and other income, including gains from project sales, in Other Income (Deductions) - Net; and (d) presentation of all income taxes (regulated and nonregulated) on a single line before arriving at Net Income.

3. The unaudited pro forma combined condensed balance sheet reflects reporting adjustments to conform the presentation of: (a) investments and deferred charges (in Other Assets); and (b) nonregulated property (in Property, Plant and Equipment) and (c) construction work in progress (in Other Property, Plant and Equipment).

4. The allocation of the estimated cost savings resulting from the merger to Northern States Power, New Century Energies and their customers, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval. At the time the merger agreement was signed, cost savings resulting from the Merger were estimated to be approximately $1.1 billion over a ten-year period, net of transaction costs (including fees for financial advisors, attorneys, accountants, filings and printing) and net of costs to achieve the savings. None of the estimated cost savings, the costs to achieve such savings, or the transaction costs have been reflected in the unaudited pro forma combined condensed financial statements. Nonrecurring costs directly attributable to the merger are expected to be deferred and amortized to expense in periods subsequent to the consummation of the merger consistent with the anticipated recovery in rates. Accordingly, no pro forma adjustments have been made to retained earnings.

5. Intercompany transactions (including purchased and exchanged power transactions) between NSP and NCE during the periods presented were not material and, accordingly, no pro forma adjustments were made to eliminate such transactions.